CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated December 27, 2018, relating to the financial statements and financial highlights, which appears in Catholic Investor Core Bond Fund, Catholic Investor Limited Duration Fund, Catholic Investor Large Cap Growth Fund, Catholic Investor Large Cap Value Fund, Catholic Investor Small Cap Fund and Catholic Investor International Equity Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated December 27, 2018, relating to the financial statements and financial highlights, which appears in Chiron Capital Allocation Fund and Chiron SMid Opportunities Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated December 27, 2018, relating to the financial statements and financial highlights, which appears in NorthPointe Large Cap Value Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2019